Exhibit 99.1

Jabil Posts Third Quarter Results

Company Announces Two-Year Capital Allocation Framework

St. Petersburg, FL – June 15, 2016. Today Jabil Circuit, Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its third quarter of fiscal year 2016, including third quarter net revenue of $4.3 billion.

U.S. GAAP (as defined below) operating income for the third quarter was $59.6 million and U.S. GAAP net diluted earnings per share was $0.03. Core operating income (as defined below) was $87.2 million and core diluted earnings per share (as defined below) was $0.17.

“Our Electronics Manufacturing Services business performed ahead of plan supported by near-perfect execution during the quarter,” said CEO Mark Mondello. “However as expected, our third quarter results also reflected a soft environment within our mobility business. These challenges will continue to negatively impact our Diversified Manufacturing Services business for the balance of our fiscal year,” he added.

Fiscal Year 2016 Fourth Quarter Guidance:

• Net revenue	$4.15 billion to $4.35 billion

• U.S. GAAP operating income	$60 million to $92 million

• U.S. GAAP net diluted (loss) earnings per share	($0.02) to $0.19 per diluted share

• Core operating income	$95 million to $125 million

• Core diluted earnings per share	$0.15 to $0.35 per diluted share

• Diversified Manufacturing Services	Decrease net revenue 20 percent year-on-year

• Electronics Manufacturing Services	Consistent net revenue year-on-year

• Total company	Decrease net revenue 9 percent year-on-year

(U.S. GAAP net diluted earnings per share for the fourth quarter of fiscal year 2016 are currently estimated to include $0.05 per share for amortization of intangibles, $0.09 per share for stock-based compensation expense and related charges and $0.03 to $0.02 per share for restructuring and related charges.)

Management updated the fiscal year 2016 revenue outlook to approximately $18.2 billion; U.S. GAAP net diluted earnings per share outlook to approximately $1.20 and core diluted earnings per share outlook to approximately $1.85.

Capital Allocation Outlook

As part of a framework to increase capital returns to shareholders over the next two fiscal years, Jabil’s Board of Directors authorized a $400 million share repurchase program. The overarching capital allocation framework is designed to return approximately 40% of cash flows from operations through dividends and share repurchases over the next two years, not to exceed $1 billion in total.

“This framework announced today reflects our confidence in our ability to generate in excess of $2 billion of cash flows from operations over the next two fiscal years,” said CFO Forbes I.J. Alexander. “Moving ahead, we remain confident in our ability to effectively leverage our asset base, maintain relationships with both new and existing customers and grow earnings per share,” he added.

Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges and goodwill impairment charges. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil calculates its core return on invested capital by annualizing its after-tax core operating income for its most recently ended quarter and dividing that by a two quarter average of its net invested capital base. Jabil reports core operating income, core earnings, core diluted and basic earnings per share and core return on invested capital to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and return on invested capital from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share, its calculation of core return on invested capital and additional information in the supplemental information.

Forward Looking Statements: This news release includes “forward-looking statements,” which are statements that are not historical facts, including statements that relate to our share repurchase program including the amount of shares to be repurchased and timing of such repurchases; the Company’s updated capital allocation framework; and our projected fiscal year 2016 fourth-quarter and full-year financial performance including assumptions regarding our effective tax rate. The statements in this news release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to, our determination as we finalize our financial results for our third quarter of fiscal year 2016 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; unexpected, adverse seasonal impacts on demand; performance of the markets in which we operate; changes in macroeconomic conditions; expected financial results from, product ramps; managing rapid declines in customer demand and other related customer challenges that may occur; and our dependence on a limited number of large customers. Additional factors that could cause such differences can be found in our Form 10-K for the year ended August 31, 2015, Form 10-Q for the quarters ended November 30, 2015, and February 29, 2016 and in our other SEC filings. We assume no obligation to update these forward-looking statements.

Supplemental Information: The financial results disclosed in this release include certain measures calculated and presented in accordance with U.S. GAAP. In addition to the U.S. GAAP financial measures, Jabil provides supplemental, non-U.S. GAAP financial measures to facilitate evaluation of Jabil’s core operating performance. The non-U.S. GAAP financial measures disclosed in this release exclude certain amounts that are included in the most directly comparable U.S. GAAP measures. The non-U.S. GAAP or core financial measures disclosed in this release do not have standard meanings and may vary from the non-U.S. GAAP financial measures used by other companies. Management believes core financial measures (which exclude the effects of the amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges) are a useful measure that facilitates evaluating the past and future performance of Jabil’s ongoing operations on a comparable basis. Jabil reports core operating income, core return on invested capital, core earnings and core diluted and basic earnings per share to provide investors an additional method for assessing operating income, earnings and earnings per share from what it believes are its core manufacturing operations. Among other uses, management uses non-U.S. GAAP financial measures as a factor in determining certain employee performance when determining incentive compensation. Included in this release are Condensed Consolidated Statements of Operations as well as a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures.

Company Conference Call Information: Jabil will hold a conference call to discuss its third quarter results and fiscal 2016 outlook today at 4:30 p.m. ET live on the Internet at http://www.jabil.com. The call will be recorded and archived on the web at http://www.jabil.com. A taped replay of the conference call will also be available June 15, 2016 at approximately 7:30 p.m. ET through midnight on June 22, 2016. To access the replay, call (855) 859-2056 from within the United States, or (404) 537-3406 outside the United States. The pass code is: 19885929. An archived webcast of the conference call will be available at http://www.jabil.com/investors/.

About Jabil

Jabil is a product solutions company providing comprehensive electronics design, production and product management services to global electronics and technology companies. Offering complete product supply chain management from facilities in 28 countries, Jabil provides comprehensive, individualized-focused solutions to customers in a broad range of industries. Jabil common stock is traded on the New York Stock Exchange under the symbol, “JBL”. Further information is available on Jabil’s website: jabil.com.

Company Contacts:

Beth Walters

Senior Vice President, Investor Relations & Communications

(727) 803-3511

beth_walters@jabil.com

Adam Berry

Senior Director, Investor Relations

(727) 803-5772

adam_berry@jabil.com

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	May 31, 2016 (Unaudited)	August 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$886,991	$913,963
Accounts receivable, net	1,296,924	1,467,247
Inventories	2,292,350	2,507,264
Prepaid expenses and other current assets	1,056,461	898,790
Deferred income taxes	—	79,045

Total current assets	5,532,726	5,866,309
Property, plant and equipment, net	3,218,141	2,804,333
Goodwill and intangible assets, net	893,615	745,918
Deferred income taxes	150,836	85,169
Other assets	110,756	101,478

Total assets	$9,906,074	$9,603,207

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable, long-term debt and capital lease obligations	$359,885	$323,833
Accounts payable	3,191,304	3,663,264
Accrued expenses	1,836,475	1,685,589
Deferred income taxes	—	2,455

Total current liabilities	5,387,664	5,675,141
Notes payable, long-term debt and capital lease obligations, less current installments	1,791,028	1,346,558
Other liabilities	68,275	67,951
Income tax liabilities	91,071	96,379
Deferred income taxes	56,779	82,167

Total liabilities	7,394,817	7,268,196

Commitments and contingencies
Equity:
Jabil Circuit, Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	249	247
Additional paid-in capital	2,024,526	1,955,104
Retained earnings	1,637,392	1,468,910
Accumulated other comprehensive loss	(46,107)	(50,854)
Treasury stock, at cost	(1,123,608)	(1,058,551)

Total Jabil Circuit, Inc. stockholders’ equity	2,492,452	2,314,856
Noncontrolling interests	18,805	20,155

Total equity	2,511,257	2,335,011

Total liabilities and equity	$9,906,074	$9,603,207

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31,	May 31,	May 31,	May 31,
	2016	2015	2016	2015
Net revenue	$4,310,752	$4,358,641	$13,922,323	$13,218,382
Cost of revenue	3,989,665	3,982,804	12,718,268	12,091,739

Gross profit	321,087	375,837	1,204,055	1,126,643
Operating expenses:
Selling, general and administrative	239,646	228,476	716,097	653,183
Research and development	7,675	6,997	24,431	19,502
Amortization of intangibles	9,711	5,724	26,150	17,097
Restructuring and related charges	4,460	(782)	8,349	31,833

Operating income	59,595	135,422	429,028	405,028
Interest and other, net	35,322	31,041	102,202	94,670

Income from continuing operations before tax	24,273	104,381	326,826	310,358
Income tax expense	18,434	32,124	110,639	107,186

Income from continuing operations, net of tax	5,839	72,257	216,187	203,172

Discontinued operations:
Loss from discontinued operations, net of tax	—	(1,514)	—	(5,224)
Gain (loss) on sale of discontinued operations, net of tax	—	1,681	—	(875)

Discontinued operations, net of tax	—	167	—	(6,099)

Net income	5,839	72,424	216,187	197,073
Net income attributable to noncontrolling interests, net of tax	626	221	159	756

Net income attributable to Jabil Circuit, Inc.	$5,213	$72,203	$216,028	$196,317

Earnings per share attributable to the stockholders of Jabil Circuit, Inc.:
Basic:
Income from continuing operations, net of tax	$0.03	$0.37	$1.13	$1.05

Discontinued operations, net of tax	$0.00	$0.00	$0.00	$(0.03)

Net income	$0.03	$0.37	$1.13	$1.01

Diluted:
Income from continuing operations, net of tax	$0.03	$0.37	$1.12	$1.03

Discontinued operations, net of tax	$0.00	$0.00	$0.00	$(0.03)

Net income	$0.03	$0.37	$1.12	$1.00

Weighted average shares outstanding:
Basic	191,206	193,785	190,841	193,617

Diluted	193,069	196,304	193,058	195,793

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Nine months ended
	May 31,	May 31,
	2016	2015
Cash flows from operating activities:
Net income	$216,187	$197,073
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	512,972	385,136
Restructuring and related charges	—	4,567
Provision for allowance for doubtful accounts	240	8,193
Recognition of stock-based compensation expense and related charges	58,505	53,101
Deferred income taxes	(24,403)	(14,143)
Loss on sale of property, plant and equipment	13,229	10,045
Other, net	5,906	9,856
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	180,830	(43,982)
Inventories	229,187	(253,579)
Prepaid expenses and other current assets	(131,682)	37,687
Other assets	(7,466)	14,417
Accounts payable, accrued expenses and other liabilities	(565,558)	474,550

Net cash provided by operating activities	487,947	882,921

Cash flows from investing activities:
Proceeds from sale of discontinued operations, net of cash	—	9,663
Acquisition of property, plant and equipment	(668,505)	(735,459)
Proceeds from sale of property, plant and equipment	18,710	13,187
Cash paid for business and intangible asset acquisitions, net of cash	(206,039)	(78,007)
Issuance of notes receivable	(29,300)	—
Other, net	(5,250)	(6,645)

Net cash used in investing activities	(890,384)	(797,261)

Cash flows from financing activities:
Borrowings under debt agreements	4,748,060	4,723,083
Payments toward debt agreements	(4,268,839)	(4,731,894)
Payments to acquire treasury stock	(54,567)	(40,040)
Dividends paid to stockholders	(47,122)	(47,623)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	10,660	9,004
Treasury stock minimum tax withholding related to vesting of restricted stock	(10,490)	(7,536)
Other, net	(1,696)	(99)

Net cash provided by (used in) financing activities	376,006	(95,105)

Effect of exchange rate changes on cash and cash equivalents	(541)	(28,010)

Net decrease in cash and cash equivalents	(26,972)	(37,455)
Cash and cash equivalents at beginning of period	913,963	1,000,249

Cash and cash equivalents at end of period	$886,991	$962,794

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-U.S. GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31,	May 31,	May 31,	May 31,
	2016	2015	2016	2015
Operating income (U.S. GAAP)	$59,595	$135,422	$429,028	$405,028
Amortization of intangibles	9,711	5,724	26,150	17,097
Stock-based compensation expense and related charges	13,445	20,094	58,505	53,106
Restructuring and related charges	4,460	(782)	8,349	31,833

Core operating income (Non-U.S. GAAP)	$87,211	$160,458	$522,032	$507,064

Net income attributable to Jabil Circuit, Inc. (U.S. GAAP)	$5,213	$72,203	$216,028	$196,317
Amortization of intangibles, net of tax	8,959	5,528	24,066	16,893
Stock-based compensation expense and related charges, net of tax	13,321	19,949	57,738	52,471
Restructuring and related charges, net of tax	4,470	(1,029)	8,358	31,172
Loss from discontinued operations, net of tax	—	1,514	—	5,224
(Gain) loss on sale of discontinued operations, net of tax	—	(1,681)	—	875

Core earnings (Non-U.S. GAAP)	$31,963	$96,484	$306,190	$302,952

Net earnings per share (U.S. GAAP):
Basic	$0.03	$0.37	$1.13	$1.01

Diluted	$0.03	$0.37	$1.12	$1.00

Core earnings per share (Non-U.S. GAAP):
Basic	$0.17	$0.50	$1.60	$1.56

Diluted	$0.17	$0.49	$1.59	$1.55

Weighted average shares outstanding used in the calculations of earnings per share (U.S. GAAP and Non-U.S. GAAP):
Basic	191,206	193,785	190,841	193,617

Diluted	193,069	196,304	193,058	195,793

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-U.S. GAAP MEASURES

(in thousands)

(Unaudited)

CALCULATION OF RETURN ON INVESTED CAPITAL

AND CORE RETURN ON INVESTED CAPITAL

The Company calculates: (1) its “Return on Invested Capital” by annualizing its “after-tax U.S. GAAP operating income” for its most recently-ended quarter and dividing that by the average of its “net invested capital asset base” and (2) its “Core Return on Invested Capital” by annualizing its “after-tax non-U.S. GAAP core operating income” for its most recently-ended quarter and dividing that by the “average net invested capital asset base.”

The Company calculates: (1) its “after-tax U.S. GAAP operating income” by subtracting a certain tax effect (the calculation of which is explained below) from its U.S. GAAP operating income and (2) its “after-tax non-U.S. GAAP core operating income” as its non-U.S. GAAP core operating income less a certain tax effect (the calculation of which is explained below). See elsewhere in this earnings release for a reconciliation of the Company’s non-U.S. GAAP core operating income to its U.S. GAAP operating income.

The Company calculates its “average net invested capital asset base” as the sum of the averages (the calculations of which are explained below) of its stockholders’ equity, current and non-current portions of its notes payable, long-term debt and capital lease obligations less the average (the calculation of which is explained below) of its cash and cash equivalents.

The following table reconciles (1) “Return on Invested Capital,” as calculated using “after-tax U.S. GAAP operating income” to (2) “Core Return on Invested Capital,” as calculated using “after-tax non-U.S. GAAP core operating income”:

	Three months ended
	May 31,	May 31,
	2016	2015
Numerator:
Operating income (U.S. GAAP)	$59,595	$135,422
Tax effect(1)	(18,516)	(31,830)

After-tax operating income	41,079	103,592
	x4	x4

Annualized after-tax operating income	$164,316	$414,368

Core operating income (Non-U.S. GAAP)	$87,211	$160,458
Tax effect(2)	(19,340)	(32,471)

After-tax core operating income	67,871	127,987
	x4	x4

Annualized after-tax core operating income	$271,484	$511,948

Denominator:
Average total Jabil Circuit, Inc. stockholders’ equity(3)	$2,479,722	$2,278,112
Average notes payable, long-term debt and capital lease obligations, less current installments(3)	1,801,124	1,661,320
Average current installments of notes payable, long-term debt and capital lease obligations(3)	449,089	11,312
Average cash and cash equivalents(3)	(885,104)	(964,604)

Net invested capital asset base	$3,844,831	$2,986,140

Return on Invested Capital (U.S. GAAP)	4.3%	13.9%
Adjustments noted above	2.8%	3.2%
Core Return on Invested Capital (Non-U.S. GAAP)	7.1%	17.1%

(1)	This amount is calculated by adding the amount of income taxes attributable to its operating income (U.S. GAAP) and its interest expense.
(2)	This amount is calculated by adding the amount of income taxes attributable to its core operating income (Non-U.S. GAAP) and its interest expense.
(3)	The average is based on the addition of the account balance at the end of the most recently-ended quarter to the account balance at the end of the prior quarter and dividing by two.